UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010

SMITHFIELD FOODS, INC.

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02	Results of Operations and Financial Condition.

On March 26, 2010, Robert W. Manly, Executive Vice President and Chief Financial Officer of  Smithfield Foods, Inc. (the “Company”), will make a presentation discussing the Company at the Barclays Capital 2010 High Yield Bond and Syndicated Loan Conference.  The presentation, which will be webcast, is scheduled to begin at 12:50 p.m., U.S. Eastern time.  The slides used in the presentation are furnished hereto as Exhibit 99.1.

The presentation will contain certain non-GAAP financial information about the Registrant. The Registrant has produced the following reconciliations of non-GAAP financial measures to GAAP financial measures:

Non-GAAP measure reconciliation (in millions)
	TTM	FY	FY	FY	FY	FY
	Jan. 2010	2009	2008	2007	2006	2005
Operating profit-Pork segment	$538	$395	$449	$219	$148	$167
Add: Pork restructuring	17	88	-	-	-	-
Less: Interest expense-Pork segment	(53)	(77)	(86)	(73)	(49)	(40)
Less: Fresh pork earnings before tax (EBT)	(21)	(71)	(112)	(10)	(2)	(25)
Packaged meats EBT	$481	$335	$251	$136	$97	$102

Non-GAAP measure reconciliation ($ per lb.)
	TTM	FY	FY	FY	FY	FY
	Jan. 2010	2009	2008	2007	2006	2005
Operating profit-Pork segment	$0.19	$0.13	$0.14	$0.06	$0.06	$0.07
Add: Pork restructuring	0.01	0.03	-	-	-	-
Less: Interest expense-Pork segment	(0.02)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)
Less: Fresh pork earnings before tax (EBT)	(0.01)	(0.02)	(0.03)	(0.00)	(0.00)	(0.01)
Packaged meats EBT	$0.17	$0.11	$0.08	$0.04	$0.04	$0.04

Non-GAAP measure reconciliation ($ per head)
	TTM	FY	FY	FY	FY
	Jan. 2010	2009	2008	2007	2006
Operating profit-Pork segment	$17.15	$12.24	$14.32	$9.34	$5.71
Add: Pork restructuring and impairment	0.96	2.76	-	-	-
Adjusted operating profit-Pork segment	$18.11	$15.00	$14.32	$9.34	$5.71

The non-GAAP financial measures in the presentation use financial measures computed in accordance with GAAP as a starting point. The GAAP measures are adjusted by the impact of certain significant items to arrive at the non-GAAP financial measures. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting our historical financial performance and projected future operating results. This combined view of GAAP and non-GAAP measures also provides greater transparency of underlying profit trends and better comparability of results across periods.  Additionally, investors frequently request information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors' ability to assess our historical performance and to project future financial performance. These non-GAAP financial measures are not intended to be a substitute for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP.   Management also uses certain of these non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses and in planning for and forecasting financial results for future periods.

The information contained in the presentation, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slides to be used in the Company’s presentation at the Barclays Capital 2010 High Yield Bond and Syndicated Loan Conference on March 26, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: March 26, 2010	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Slides to be used in the Company’s presentation at the Barclays Capital 2010 High Yield Bond and Syndicated Loan Conference on March 26, 2010.